Goldman Sachs US Financial Services Conference 2014 December 9, 2014 Bruce Van Saun, Chairman and Chief Executive Officer Exhibit 99.1

Forward-looking statements and Non-GAAP financial measures
Forward-Looking Statements
This document contains forward-looking statements within the Private Securities Litigation Reform Act of 1995. Any statement that does not describe historical or current facts is a forward-looking statement. Statements regarding potential future share repurchases and future dividends are forward-looking statements. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,”
“potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.”
Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation:
negative economic conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense;
the rate of growth in the economy and employment levels, as well as general business and economic conditions;
our ability to implement our strategic plan, including the cost savings and efficiency components, and achieve our indicative performance targets;
our ability to remedy regulatory deficiencies and meet supervisory requirements and expectations;
liabilities resulting from litigation and regulatory investigations;
our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;
the effect of the current low interest rate environment or changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale;
changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets;
the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin;
financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;
a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber attacks;
management’s ability to identify and manage these and other risks; and
any failure by us to successfully replicate or replace certain functions, systems and infrastructure provided by RBS.
In addition to the above factors, we also caution that the amount and timing of any future common stock dividends will depend on our financial condition, earnings, cash needs, regulatory constraints, capital requirements (including requirements of our subsidiaries), and any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will pay any dividends to holders of our common stock, or as to the amount of any such dividends. In addition, the timing and manner of the sale of RBS's remaining ownership of our common stock remains uncertain, and we have no control over the manner in which RBS may seek to divest such remaining shares. Any such sale would impact the price of our shares of common stock.
More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in our Registration Statement on Form S-1 filed with the
United States Securities and Exchange Commission and declared effective on September 23, 2014.
Non-GAAP Financial Measures
This document contains non-GAAP financial measures, "noninterest income”, “net interest income”, “total revenue”, “ noninterest expense”, “net income (loss)”, “income tax expense (benefit)”, “service charges and fees”, “card fees”,
“trust & investment services fees”, and “securities gains, other income, and estimated Chicago Divestiture fees”. In addition, we present computations for “return on average tangible common equity”, “return on average total tangible assets” and “efficiency ratio” as part of our non-GAAP measures. These non-GAAP measures exclude discontinued operations, goodwill impairment, restructuring charges and special items, which are usually included, where applicable, in the financial results presented in accordance with GAAP. Special items include regulatory expenses, expenses relating to our initial public offering, and other expenses or income. All references to “Adjusted” results are non-GAAP financial measures. These measures exclude restructuring charges and special items.
We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe discontinued operations, goodwill impairment, restructuring charges and special items in any period do not reflect the operational performance of the business in that period and, accordingly, it is useful to consider these line items with and without discontinued operations, goodwill impairment, restructuring charges and special items. We believe this presentation also increases comparability of period-to-period results.
Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP. A reconciliation of non-GAAP measures to the most comparable financial measure prepared in accordance with GAAP is included in the Appendix hereto.

Dimension Rank
(2)
Assets - $131.3 billion #13
Loans - $91.0 billion #13
Deposits - $93.5 billion #14
Branches - 1,225 #11
ATM network - 3,208 #7
Lead/joint lead
bookrunner
#5 (3)
Deposits - $93.5 billion
Top 5 rank:
9/10 markets (1)
HELOC - $16.1 billion
Top 5 rank:
9/9 markets (4)
Auto - $12.1 billion
Top 5 rank:
6/9 markets (5)
Mortgage – $11.3 billion
Top 5 rank:
2/9 markets (6)
Middle-market lending #5 (7)
1) As of 6/30/2014, excludes non-retail branches and banks with limited retail operations.
2) As of 9/30/2014, unless otherwise noted; excludes non-retail depository institutions, includes U.S. subsidiaries of foreign banks.
3) Thomson Reuters LPC, 3Q14 data based on number of deals for Overall Middle Market (defined as Borrower Revenues < $500MM and Deal Size < $500MM).
4) According to Equifax; origination volume as of 1Q14, excludes Illinois.
5) According to Autocount; origination volume as of 2Q14, excludes Illinois.
6) According to Equifax; origination volume as of 4Q13, excludes Illinois.
7) Based on market penetration, according to Greenwich Associates 2Q14 rolling four-quarter data; survey may include clients & competitors in Illinois.
Leading deposit market share of 9.1% in top 10 MSAs
– #2 deposit market share in New England
Relatively diverse economies/affluent demographics
Serve 5 million+ individuals, institutions and
companies
As of 10/8/2014, 70.5% of CFG owned by The Royal
Bank of Scotland (RBS) - intends to fully exit by the
end of 2016
Solid franchise with leading positions in attractive markets
Source: SNL Financial, unless otherwise noted.
Significant scale in core markets
(1)
>10%
5–10%
<5%
State Deposit Market Share
Buffalo, NY: #4
Providence, RI: #1
Albany, NY: #2
Pittsburgh, PA: #2
Cleveland, OH: #4
Manchester,
NH: #1
Boston, MA:
#2
Rochester, NY: #4
Philadelphia, PA: #5
13
th
largest U.S. retail bank by assets

Corporate banking
Commercial real estate
Franchise finance
Asset finance
PE/sponsor finance
Healthcare/technology/not
for profit verticals
Capital markets
Treasury solutions
Commercial deposit services
Retail deposit services
Mobile/online banking
Credit/debit card
Wealth management
Home equity loans/lines
Mortgage
Auto
Education finance
Business banking
Consumer Commercial
Targeting
50/50
Mix
Robust product offerings and balanced business mix
Deep client
relationships
+
Drive cross-sell and
wallet share
Extensive
product set
Period-end loans and leases
(1)
$87 billion 3Q14 $74 billion 2009
3
64%
36%
Commercial
Consumer
56%
44%
Commercial
Consumer
1) Reflects loans and leases and loans and leases held for sale in our operating segments (Consumer and Commercial Banking).  Excludes loans held in Other, principally Non-core loans.

Well capitalized with a Tier 1 common equity ratio of 12.6%
(1)
; pro forma common equity Tier 1
ratio of 12.2%
(1)
on a fully phased-in Basel III basis
Solid asset quality performance with net charge-offs of 37 bps YTD 3Q14; core net charge-offs of
30 bps YTD 3Q14
Strong deposit franchise with $81.9 billion of core deposits
(2)
, or 88% of total period-end deposits,
and a total deposit cost of 18 bps
Internal plan in place to address Fed’s CCAR standards
Strong, clean balance sheet funded with low-cost deposits
4
1) 3Q14 data. Pro forma for 14.3 million shares repurchased for $334 million on October 8, 2014.
2) Core deposits defined as deposits, excluding term deposits.
3) Peer banks include BB&T (BBT), Comerica (CMA), Fifth Third (FITB), KeyCorp (KEY), M&T (MTB), PNC (PNC), Regions (RF), SunTrust (STI), and US Bancorp (USB).
4) Non-core peer charge-offs reflects data from quarterly filings where non-core data disclosed (PNC, BBT, KEY).
3Q14 period-end
Tier 1 common equity ratio
3Q14 average
cost of deposits
YTD 3Q14 net charge-offs/
average loans and leases
(3)
(3)
(1)
0.30%
0.32%
(4)
(3)
0.37%
0.34%
CFG Peer
Average
0.18%
0.15%
CFG Peer
12.6%
10.5%
CFG Peer
Average
Core Non-Core
Source:  SNL financial, Company filings
Average

Customers
Serve our
customers well
Colleagues
Offer fulfilling jobs
Regulators
Comply with
letter and
spirit of rules
and
regulations
Investors
Deliver
strong value
proposition
and
attractive
returns
Communities & Society
Support sustainable prosperity
Aspire to be a top-performing regional bank, delivering well for all stakeholders
Customer-centric culture

Return on average tangible
common equity (“ROTCE”)
(2)
End 2016
Targets
4.2% 4.9% 6.9%
Adjusted ROTCE
(2)(3)
4.5% 5.1% 5.9%
Return on average total tangible
assets
(2)
0.4% 0.6% 0.7% 1.0%+
Adjusted efficiency ratio
(2)(3) 66% 69% 69% ~60%
Tier 1 common equity ratio 13.3% 13.5% 12.9% ~11%
10%+
Key Indicators 2011 2013
(1)
YTD 2014
Embarked on a plan to improve financial results
1) 2013 excludes $4.4 billion pre-tax ($4.1 billion after-tax) goodwill impairment charge.  See appendix pages 29-31 for a reconciliation of non-GAAP items.
2) See appendix pages 29-31 for a reconciliation of non-GAAP items.
3) Excludes restructuring charges and special items.
6
Future target
12%+
Goal is to deliver a 10%+ run-rate ROTCE by end of 2016
10%+

7
Offer our customers a differentiated customer experience through the quality of our colleagues, products and services
– Foster a culture around customer-centricity, commitment to excellence, leadership, teamwork and integrity
Build a great brand that invokes trust from our customers and reinforces our value proposition
– Consumer: Simple. Clear. Personal.
– Commercial: Thought Leadership
Strive to deliver attractive risk-adjusted returns by making good capital and resource allocation decisions, being good stewards of our resources, and rigorously evaluating our execution
Operate with a strong balance sheet with regards to capital, liquidity and funding, and with a well-
defined and prudent risk appetite
Maintain a balanced business mix between commercial banking and consumer banking
Position the bank as a
‘community
leader’
that makes a positive impact on the communities and
local economies we serve
Our vision and strategy
Our objective is to be a top-performing bank that delivers well for our stakeholders
Our vision is to deliver the best possible banking experience

Our strategy to achieve this is to:

8
Position Consumer Banking to deliver improved capabilities and profitability
Reenergize household growth and deepen relationships through cross-sell
Scale up growth in consumer asset businesses
Move towards smaller branch formats with fewer but more productive bankers and enhanced on-line and mobile functionality
Continue our momentum in Commercial Banking
Equip our bankers to drive thought leadership and differentiate our customer experience
Deepen customer relationships with a focus on capital markets and treasury solutions
Grow our balance sheet to build scale while maintaining a strong capital position
Focus on growing a cost-effective, sustainable deposit base in support of business loan growth
Tightly manage expense base while funding technology, colleague, and regulatory needs and maintaining sufficient investment in our infrastructure
Embed risk management throughout the organization and build strong relationships with regulators
Develop a high-performing, customer-centric organization and culture
Live our values every day
Empowerment with accountability
Our strategy results in six priorities
1
2
3
4
5
6

Year over year progress on strategic priorities

Improved
Consumer Bank
Continued
Commercial
Momentum
Balance Sheet
Growth /
Capital Mix
Normalization
Added 33 origination officers since 3Q13
Extended franchise finance capabilities into new food concepts and convenience store segments
Acquiring select energy-sector assets and talent from RBS
Balance sheet growth of $11.3 billion since 3Q13
Reinvigorating deposit growth; already LCR compliant
Executed $1.0 billion of capital actions in 2014
Leveraging
Capabilities in Auto
and Education
Finance
Introduced new One Deposit Product; investing in advertising and marketing
Net checking account growth of over 80,000 YTD 3Q14
Expanding Sales
Force
Reenergizing
Household Growth
On track to add over 60 mortgage officers and reach a total of
~450 wealth managers by YE 2014
Business banking 3Q14 loan originations up 23% over PY
Auto originations/flow purchases up 112% from 3Q13 with
average FICO score of 750 in 3Q14
Student loan originations up 61% from 3Q13 including
$38 million in 3Q14 new refinance product originations
Growing
MidCorporate/
Specialty Verticals &
Franchise Finance
Strengthening Fee
Income Capabilities
Moved to #5 middle-market book runner ranking
Intensified treasury services focus with new products and
leadership
Improved Alignment
with Peers
1
2
3
Priorities Proof Points Initiatives

Priorities
Progress on strategic priorities

Enhanced
Efficiency &
Infrastructure
Embed Robust
Risk /
Regulatory
Framework
High-
Performing,
Customer-
Centric Culture
Established enterprise-wide capital planning & management
program with significant augmentation in resources
Strengthening our operating model and risk management
framework to address supervisory feedback
Ahead of schedule on separation from RBS – completed largest traditional bank IPO – solid first quarter as a public company
Maintaining strong customer-centric culture – JD Power score of
770
(1)
in Consumer, and in Commercial overall lead client
satisfaction now 89%
(2)
Enhanced leadership, recruiting, and talent management
Continued commitment to volunteerism/financial contributions
Optimizing
Footprint/Branch
Delivery Model
Efficiency initiatives on track to achieve 25% of 2016 $200 million targeted cost saves by YE 2014
Since 3Q13 - upgraded or enhanced branch teller platform, ATM network, call center system, auto loan platform, online and mobile banking offerings, treasury services platform
Completed Chicago Divestiture - helping to fund continued
investment in our businesses
Consolidated 36 branches since 3Q13; universal banker branch penetration rate of 47% vs. 37% in 3Q13
Enhancing CCAR
and Regulatory
Framework
Driving Risk
Awareness and
Accountability
Enhancing our culture to embrace well-defined and prudent
approach to managing credit, operational and reputational risk
Repositioning
Organization for
Success
1) J.D. Power and Associates score for New England; score based on a split year basis (i.e. , 2014 score is based on measurement from half of 2013).
2) Satisfaction based on Greenwich Associates Market Tracking Program (Citizens –footprints, $25-$500 million, 3Q14 rolling four-quarter data).
4
5
6
Proof Points Initiatives
Achieving Cost
Saves to Fund
Investments

+188
bps
ROTCE is trending in line with plan
Adjusted ROTCE
(1)
4.34%
5.24% 5.24%
6.28%
6.22%
Target
10% +
3Q13 4Q13 1Q14 2Q14 3Q14 End 2016
1) Excluding restructuring charges and special items. See appendix pages 29-31 for a reconciliation of non-GAAP items.

Asset-sensitive position relative to peers

Delivering loan growth
(1)
1) Peer banks include BB&T, Comerica, Fifth Third, KeyCorp, M&T, PNC, Regions, SunTrust, and US Bancorp. Note: peer estimate based on public disclosures; 200
2) Quarterly results in each period prior to 3Q14 have been adjusted to exclude $13 million in Net interest income associated with the estimated Chicago
Divestiture impact.
Growing the balance sheet again – well positioned for rising rates
NII growing with NIM broadly stable
Net interest income
$s in billions
Average earning assets
$s in millions
excluding estimated
Chicago Divestiture impact
(2)
(2)
(2)
(2)
6.3%
3.7%
CFG
Peer Median
$757
$766
$795
$820
bps gradual impact inferred for certain peers based on available information. Data as of September 30, 2014.
Net interest income Net interest income,
$105.9
$109.0
$112.5
$116.0
$117.2
3Q13 4Q13 1Q14 2Q14 3Q14
$770
$779
$808
$833
$820
3Q13 4Q13 1Q14 2Q14 3Q14

Adjusted noninterest income relatively stable, with recent underlying growth
(1)
1)
2)
13
Adjusted noninterest income
$s in millions
$310
$301
$310
$301
$283
5% CAGR
since 3Q13 in
capital markets
fees, trust and
investment
services fees,
and mortgage
banking fees
(1)
$383
$379
$358
$352
$341
3Q13 4Q13 1Q14 2Q14 3Q14
Service charges and fees, excluding Chicago Divestiture fees
(2)
Card fees, excluding Chicago Divestiture fees
(2)
Foreign exchange and trade finance fees
Capital markets fees
Mortgage banking fees
Trust and investment services fees, excluding Chicago Divestiture fees
(2)
Securities gains, other income, and estimated
Chicago Divestiture fees
(2)
Quarterly results in each period prior to 3Q14 have been adjusted to exclude $6 million in service charges and fees, $3 million in card fees, $2 million in trust and investment services fees and $1 million of Other fee income associated with the estimated Chicago Divestiture impact.  These amounts have been included in
Securities gains , other Income, and estimated Chicago Divestiture fees category which also includes bank-owned life insurance income.
2Q14 noninterest income of $352 million excludes $288 million Chicago Divestiture gain on sale. See appendix pages 29-31 for a reconciliation of non-GAAP items.

Discipline on expenses is funding investments to drive growth
1) Non-GAAP item. Adjusted results exclude the effect of net restructuring charges and special items associated with Chicago Divestiture, efficiency and effectiveness programs and separation from RBS. See important information on use of Non-GAAP items on pages 29-31. Excludes restructuring charges and special items of:
salaries and benefits of $43 million in 2Q14 and $5 million in 4Q13; outside services of $19 million in 3Q14 and $41 million in 2Q14; occupancy of $2 million in 3Q14,
$9 million in 2Q14, and $11 million in 4Q13; equipment of $3 million in 2Q14 and $7 million in 4Q13; and other expense of $19 million in 2Q14 and $3 million in 4Q13.
2) Excludes estimated impact of Chicago Divestiture.
14
$s in millions
Adjusted noninterest expense
(1)
(1)
(1)
(1)
$200 million targeted cost savings by end 2016
(2)
Salaries and
employee
benefits
~$120
million
Other
~$60 million
Occupancy
~$20 million
Expand technology outsourcing model by
consolidating vendors/increasing scope
Consolidate and migrate IT application
portfolio to single sourcing partner
Strengthen competitive sourcing on
consulting engagements
Streamline internal travel and enhance
A/V facilities
Enhance loss collection by improving
segmentation of customers
Further optimize branch network
Exit surplus office space
Redevelop underutilized owned-branch
real estate
Align employee benefits to market
Organizational redesign
Reduction in FTEs
Noninterest expense
Noninterest expense, excluding estimated
Impact of Chicago Divestiture
$788
$792
$810
$833
$789
3Q13 4Q13 1Q14 2Q14 3Q14
$812
(2)

3Q14 net charge-offs of 0.38% of average loans and leases with core portfolio charge-offs of
0.31%
Allowance coverage of NPLs of 111%, up from 72% in 3Q13
NPLs to total loans and leases down 79 bps to 1.19% from 1.98% in 3Q13
Provision for credit losses, charge-offs, NPLs Allowance for loan and lease losses
1) Allowance for loan and lease losses to nonperforming loans and leases.
(1)
for credit
losses
15
Credit quality continues to improve
$s in millions $s in millions
$1,219 $1,221
$1,259
$1,210
$1,201
72%
86%
92%
101%
111%
3Q13 4Q13 1Q14 2Q14 3Q14
Allowance for loan and lease losses
NPL coverage ratio
$131
$115
$87
$68
$88
$145
$132
$121
$49
$77
$1.7B
$1.4B $1.4B
$1.2B
$1.1B
3Q13 4Q13 1Q14 2Q14 3Q14
Net charge-offs
Provision
NPLs

Adjusting capital structure towards peers
1) Data as of 3Q14
2) Pro forma for 14.3 million shares repurchased for $334 million on October 8, 2014.
Progress against capital plan:
–
$333 million capital exchange transaction
on 8/1/14
–
$334 million sub-debt issuance and 14.3
million share repurchase on 10/8/14
3Q14 Tier 1 common equity ratio of 12.9%,
down 34 basis points from 2Q14
–
Targeting ~11% Basel III CET1 Ratio by end
of 2016
16
Tier 1 common equity ratio
(1)
(2)
9.6%
9.6%
9.7%
9.8%
10.5%
10.5%
10.7%
11.1%
11.3%
11.8%
12.6%
SunTrust
Fifth Third
U.S. Bancorp
M&T
Peer Average
BB&T
Comerica
PNC
KeyCorp
Regions
Citizens
Source: SNL Financial

Building blocks are in place to drive enhanced performance

th
largest U.S. retail bank holding company with attractive demographics in core markets
Attractive business mix with growing and profitable commercial business complementing strong consumer business
Client-centric model focused on deepening customer relationships
Attractive,
client-centric
franchise with
scale
Intense focus on strategic priorities driving attractive growth with improving asset mix and returns
Committed to driving enhanced efficiency and effectiveness
Prudently optimizing capital structure and risk profile to help drive improved risk-adjusted returns
Peer-leading capital ratios
Stable, low-cost deposit base
Solid asset quality through credit cycles
Strong, clean
balance sheet
supports
growth plans
Expected path
to double-digit
ROTCE

18 Q&A

Appendix

Expected path to improving ROTCE

4Q16 ROTCE targeted to be in excess of 10%
Not shown in the above are the following offsetting items: runoff of legacy non-core business and runoff of legacy-fixed rate swaps, which are offset by normalization of credit provision and securities gains
0.8 – 1.0%
0.7 – 0.8%
0.9 – 1.0%
1.3 – 1.6%
0.8 – 1.0%
10%+
5%
A
B
C
D
E
Potential upside from
further normalization
Momentum carries
forward beyond 2016
Full Impact of:
1)
Subject to regulatory approval.
2)
Potential upside from further normalization assumes Fed Funds rate of 3%.
3)
Excludes $4.4 billion pre-tax ($4.1 billion after-tax) goodwill impairment charge.  See appendix pages 29-31 for a reconciliation of non-GAAP items.
(3)
2013 Earning asset
growth & NII
expansion
Fee income
growth
Yield curve
benefit
Cost saving
actions
Planned capital
actions
4Q16
Targeted
Capital
normalization
(1)
Rate normalization
(2)
(+100 to +150 bps)
Non-core runoff
(+15 to +20 bps)

Progress on ROTCE improvement plan

Commercial loans up 7% annualized from year end 2013, driven by growth in mid-corporate, franchise finance, technology, and business capital
Retail loans up 8% annualized from year end 2013, driven by growth in auto and mortgage
3Q14 NII up 7% annualized from 4Q13, driven by 10% annualized increase in average interest earning assets
Yield Curve
Benefit
Fee Income
Growth
Earning Asset
Growth & NII
Expansion
1
2
3
Cost Saving
Actions
Planned Capital
Actions
4
5
Underlying momentum in service charges/fees masked by impact of posting order changes and
Chicago Divestiture
Mortgage banking relatively weaker despite improving origination trends
Gaining traction in capital markets, foreign exchange and trade finance
6.3% modeled benefit to NII assuming 200 basis point gradual ramp in rates at September 30
Estimate ~85% of interest rate sensitivity is concentrated at the short end of the curve
Expense initiatives are tracking to all implementation dates
Expect to have 25% of 2016 $200 million targeted program goal in run rate by end 2014
2014 capital realignment plan completed as of October 8 with 14.3 million share repurchase
Capital mix now 78% CET1/22% capital securities vs. goal of 70%/30%
Highlights
Adjusted ROTCE up 188 basis points since 3Q13
(1)
1)
Non-GAAP item. Adjusted results exclude the effect of net restructuring charges and special items associated with Chicago Divestiture, efficiency and effectiveness programs and separation from RBS. See pages 29-31 for a reconciliation of Non-GAAP items.
th
th

Delivered solid 3Q14 adjusted financials
(1)
1) Non-GAAP item. Adjusted results exclude the effect of net restructuring charges and special items associated with Chicago Divestiture, efficiency and effectiveness programs and separation from RBS. See pages 29-31 for a reconciliation of Non-GAAP items.
2) Includes held for sale.
3) Return on average tangible common equity.
4) Return on average total tangible assets.
5) Full-time equivalent employees.
Linked quarter:
Adjusted net income down $3 million largely
driven by effect of unusually low 2Q14
provision expense
Adjusted pre-provision profit up 6%
Adjusted revenue down $24 million driven
by an estimated $25 million related to
Chicago Divestiture
Adjusted NII stable excluding the impact
of the Chicago Divestiture
Adjusted noninterest income down $11
million driven by effect of Chicago
Divestiture and 2Q14 loan sale gain
Adjusted noninterest expense down $44
million, driven by an estimated $21 million
from the Chicago Divestiture as well as
lower regulatory costs and incentives
expense
Adjusted efficiency ratio improved 221 bps
Prior Year Quarter:
Adjusted net income up $58 million reflecting
positive operating leverage and a $68 million
reduction in provision expense
Highlights
23
3Q14 change from
$s in millions 3Q14 2Q14 3Q13 2Q14 3Q13
$ % $ %
Net interest income 820 $    833 $    770 $    (13) $     (2) % 50 $       6%
Adjusted noninterest income
1
341 352 383 (11) (3) % (42) (11) %
Adjusted total revenue
1
1,161 1,185 1,153 (24) (2) % 8 1%
Adjusted noninterest expense
1
789 833 788 (44) (5) % 1 — %
Adjusted pre-provision profit
1
372 352 365 20 6% 7 2%
Provision for credit losses
77 49 145 28 57% (68) (47) %
Adjusted pretax income
1
295 303 220 (8) (3) % 75 34%
Adjusted income tax expense
1
93 98 76 (5) (5) % 17 22%
Adjusted net income
1
202 $    205 $    144 $    (3) $       (1) % 58 $       40%
$s in billions
Average interest earning assets 117 $    116 $    106 $    1 $         1% 11 $       11%
Average deposits
2
92 92 93 (0) (1) % (1) (2) %
Key metrics
Net interest margin 2.77% 2.87% 2.88% (10) bps (11) bps
Loan-to-deposit ratio (period-end)
2
97.32% 97.20% 91.34% 12 bps 598 bps
Adjusted ROTCE
1,3
6.22% 6.28% 4.34% (6) bps 188 bps
Adjusted ROTA
1,4
0.66% 0.68% 0.52% (2) bps 14 bps
Adjusted efficiency ratio
1
68% 70% 68% (221) bps (47) bps
FTEs
5
17,852 18,049 18,961 (197) (1) % (1,109) (6) %
Per common share
Adjusted diluted EPS
1
0.36 $   0.37 $   0.26 $   (0.01) $ (3) % 0.10 $   38%
Tangible book value 23.04 $ 23.39 $ 22.97 $ (0.35) $ (1) % 0.07 $   — %
Average diluted shares outstanding
(in millions)
560.2 560.0 560.0 0.2 — % 0.2 — %
–
–

24
Bruce Van Saun
Chairman and
Chief Executive Officer
30 Years in Banking
Strong and experienced leadership team
Brad Conner
Vice Chairman-
Consumer
Banking
26 Years
Robert Matthews
Vice Chairman-
Commercial Banking
26 Years
John Fawcett
Chief Financial
Officer
26 Years
Robert Nelson
Chief Compliance
Officer
27 Years
David Bowerman
Vice Chairman-
Business Services
26 Years
Nancy Shanik
Group EVP-
Chief Risk Officer
36 Years
Michael Cleary
Group EVP-
Consumer
Distribution
14 Years
Stephen Gannon
Chief Legal Officer
36 Years
Brian O’Connell
Regional Director-
Technology Services
27 Years
Beth Johnson
Corporate
Strategy
15 Years
Susan LaMonica
Director of HR
21 Years

Executive committee with an average of over 24 years of banking experience

Board Member Title and Company Year Joined Committees
Bruce Van Saun
Chairman and Chief Executive Officer
Citizens Financial Group, Inc. and Head of RBS Americas
2013
Chairman of the Board
Chair of Executive Committee
Arthur F. Ryan
Former Chairman, Chief Executive Officer & President
Prudential Financial Inc.
2009
Lead Director
Chair of Compensation and Human Resources Committee
Member of Nominating and Corporate Governance Committee;
Executive Committee
Mark Casady
Chairman & Chief Executive Officer
LPL Financial Holdings Inc.
2014 Member of Risk Committee
Anthony Di Iorio
Former Chief Financial Officer
Deutsche Bank A.G.
2014
Member of Audit Committee; Nominating and Corporate
Governance Committee
Robert Gillespie Director, The Royal Bank of Scotland Group plc 2014 Member of Executive Committee
William P. Hankowsky
Chairman, President & Chief Executive Officer
Liberty Property Trust
2006
Member of Audit Committee; Compensation and Human
Resources Committee
Howard W. Hanna III
Chairman & Chief Executive Officer
Howard Hanna Real Estate Services
2009
Member of Audit Committee; Nominating and Corporate
Governance Committee
Leo I. Higdon
Former Vice Chairman Solomon Brothers
Past President of  Connecticut College
2014
Member Audit Committee; Compensation and Human Resources
Committee
Charles J. (“Bud”) Koch
Former Chairman, President & Chief Executive Officer
Charter One Bank
2004
Chair of Risk Committee
Member of Audit Committee
Robert D. Matthews, Jr.
Vice Chairman, Commercial Banking
Citizens Financial Group, Inc.
2009
Shivan S. Subramaniam
Chairman & Chief Executive Officer
FM Global
2005
Chair of Nominating and Corporate Governance Committee
Member of Risk Committee; Executive Committee
Wendy A. Watson
Former Executive Vice President, Global Services
State Street Bank & Trust Company
2010
Chair of Audit Committee
Member of Risk Committee; Compensation and Human Resources
Committee
Marita Zuraitis
Director, President & CEO
The Horace Mann Companies
2011 Member of Risk Committee
Well respected and accomplished Board of Directors

Diversified and granular loan mix
$52.2 billion
3Q14 Consumer Banking segment portfolio
(1)
1) Includes loans and leases (other than loans held for sale) from our Other portfolio allocated by product class according to our risk management system.
2) Includes owner-occupied commercial real estate.
$38.5 billion
3Q14 Commercial Banking segment portfolio
(1)
Other
Mid-
Atlantic
Midwest
New England 30%
16%
(2)
Home Equity – average FICO of 763 and average loan-to-
value of 66% on the Core portfolio
Mortgage – average FICO of 762 and 65% average loan-to-
value on the Core portfolio
Auto Finance – finance for purchase only, no leasing
–
6,687 dealers across 43 states; average FICO of 752
Student Lending – 94% of Trufit loans co-signed with average portfolio FICO of 774
Within Citizens footprint focused on Middle Market,
Government Banking, Not-for-Profit and Professional
National mandate for Asset Finance, Business Capital,
Commercial Real Estate, Franchise Finance, Healthcare,
Technology and MidCorporate
26
Home
equity
Indirect auto
Residential
mortgage
Business banking
Education finance
Credit cards
Other
30%
24%
Non-core
Leases
C&I
CRE
Other
Mid-
Atlantic
Midwest
New England 25%
13%
35%
27%
Non-core
36%
22%
21%
6%
3%
3%
3%
6%
3Q14
68%
21%
10%
1%
3Q14

Non-core portfolio significantly reduced
Serviced by others home equity portfolio
(1)
$1.9
Other consumer real estate 0.6
Student lending 0.4
Commercial real estate 0.3
Commercial loans 0.1
Non-Core $3.3
$20.5 billion of assets identified as Non-Core in June 2009
– Balance has declined 43% from start of 2013
– ~4% of total loan and lease portfolio
– 57% related to out-of-footprint home equity Serviced By
Others (“SBO”) portfolio
– 69% home equity loans and 31% HELOC
– SBO portfolio accounted for 2% of total loans as of
3Q14, but contributed over 14% of YTD charge-offs
– Over 60% of SBO loans have a FICO score > 700
Non-core end of period assets
$s in billions as of 3Q14
Non-core end of period assets
$s in billions
Drivers of non-core asset reduction
$s in billions
Note: Data above was sourced from CFG’s risk systems and may not reconcile with other disclosures due to differences in accounting methodology or the way the information is captured.
1) Portion of portfolio now serviced by Citizens.
$20.5
$3.3
$9.3
$1.3
$2.8
$3.8
Jun-09 Pay downs Sales Transfers to
Core
Net
Charge-offs
3Q14
27
$20.5
$18.3
$13.5
$8.4
$5.7
$3.8
$3.3
Jun-09 2009 2010 2011 2012 2013 3Q14

Loan-to-value
FICO
Lien position Lien position
FICO
Loan-to-value
<649
650-699
700-749
750-799
800+
<70%
90-100%
600-649
650-699
700-749
750-799
800+
<600
100%+
80-89%
71-79%
<70%
2nd
1st 2nd
1st
71-79%
80-89%
3Q14 home equity originations of $1.1 billion
HELOC originations had a weighted-average
FICO score of 788, and a weighted-average
CLTV of 64%
Between October 2014 – December 2017 $5.0
billion of the HELOC portfolio is at risk for
payment shock
83% of the payment shock population has a
FICO score greater than 740 or an LTV of
80% or lower
3Q14 YTD performance is strong, 95%
current or refinanced/paid off, 4% past due
and 1% charged off
3Q14 $15.5 billion HELOC 3Q14 $3.9 billion HELOAN
Core home equity portfolio
(1)
28
1) Excludes serviced by other portfolio.
Highlights
100%+
90-100%

Non-GAAP financial measures

This document contains non-GAAP financial measures. The table below presents reconciliations of certain non-GAAP measures to the most directly comparable measures.
These Non-GAAP measures exclude discontinued operations, goodwill impairment, restructuring charges and/or special items, which are usually included, where applicable, in the financial results presented in accordance with GAAP. Special items include regulatory expenses, and expenses relating to our initial public offering and other expenses or income. All references to “Adjusted” results are Non-GAAP financial measures. These measures exclude restructuring charges and special items.
The non-GAAP measures set forth below include “noninterest income”, “net interest income”, “total revenue”, “noninterest expense”, “net income (loss)”, “income tax expense
(benefit)”, “service charges and fees”, “card fees”, “trust & investment services fees”, and “securities gains, other income, and estimated Chicago Divestiture fees”. In addition, we present computations for “return on average tangible common equity”, “return on average total tangible assets” and “efficiency ratio” as part of our non-GAAP measures.
We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe goodwill impairment, restructuring charges and special items in any period do not reflect the operational performance of the business in that period and, accordingly, it is useful to consider these line items with and without goodwill impairment, restructuring charges and special items. We believe this presentation also increases comparability of period-to-period results.
We also consider pro forma capital ratios defined by banking regulators but not effective at each period end to be non-GAAP financial measures. Since analysts and banking regulators may assess our capital adequacy using these pro forma ratios, we believe they are useful to provide investors the ability to assess our capital adequacy on the same basis.
Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP.

Non-GAAP reconciliation table
$s in millions, except per share data
2011 2013 YTD 2014
Noninterest income, excluding special items:
Noninterest income (GAAP) A $1,711 $1,632 $1,339
Less: Special items -              -              288
Noninterest income, excluding special items (non-GAAP) B $1,711 $1,632 $1,051
Total revenue, excluding special items:
Total revenue (GAAP) C $5,031 $4,690 $3,800
Less: Special items -              -              288
Total revenue, excluding special items (non-GAAP) D $5,031 $4,690 $3,512
Noninterest expense, excluding restructuring charges and special items:
Noninterest expense (GAAP) E $3,371 $7,679 $2,568
Less: Restructuring charges and special expense items HH 65               4,461          136
Noninterest expense, excluding restructuring charges and special items (non-GAAP) F $3,306 $3,218 $2,432
Noninterest expense, excluding goodwill impairment
Noninterest expense (GAAP) E $3,371 $7,679 $2,568
Less: Goodwill impairment (GAAP) -              4,435          -
Noninterest expense, excluding goodwill impairment (non-GAAP) N $3,371 $3,244 $2,568
Net income (loss), excluding goodwill impairment
Net income (loss) (GAAP) G $506 ($3,426) $668
Add: Goodwill impairment, net of income tax benefit (GAAP) -              4,080          -
Net income (loss), excluding  goodwill impairment (non-GAAP) M $506 $654 $668
Net income (loss), excluding restructuring charges and special items:
Net income (loss) (GAAP) G $506 ($3,426) $668
Add: Restructuring charges and special items, net of income tax expense (benefit) 42               4,097          (95)
Net income (loss), excluding restructuring charges and special items  (non-GAAP) H $548 $671 $573
Return on average tangible common equity excluding goodwill impairment; return on average tangible common equity excluding goodwill impairment, restructuring charges and special items:
Average common equity (GAAP) I $23,137 $21,834 $19,463
Less: Average goodwill (GAAP) 11,311        9,063          6,876
Less: Average other intangibles (GAAP) 15               9                 7
Add: Average deferred tax liabilities related to goodwill (GAAP) 295             459             368
Average tangible common equity (non-GAAP) J $12,106 $13,221 $12,948
Return on average tangible common equity (non-GAAP) G/J 4.2% -25.9% 6.9%
Return on average tangible common equity excluding goodwill impairment (non-GAAP) M/J 4.2% 4.9% 6.9%
Return on average tangible common equity, excluding goodwill impairment, restructuring charges and special items (non-GAAP) H/J 4.5% 5.1% 5.9%
Return on average total tangible assets excluding goodwill impairment
Average total assets (GAAP) K $128,344 $120,866 $126,598
Less: Average goodwill (GAAP) 11,311        9,063          6,876
Less: Average other intangibles (GAAP) 15               9                 7
Add: Average deferred tax liabilities related to goodwill (GAAP) 295             459             368
Average tangible assets (non-GAAP) L $117,313 $112,253 $120,083
Return on average total tangible assets excluding goodwill impairment (non-GAAP) M/L 0.4% 0.6% 0.7%
Efficiency ratio excluding goodwill impairment; efficiency ratio excluding goodwill impairment, restructuring charges and special items:
Net interest income (GAAP) $3,320 $3,058 $2,461
Add: Noninterest income (GAAP) 1,711          1,632          1,339
Total revenue (GAAP) P $5,031 $4,690 $3,800
Efficiency ratio E/P 67% 164% 68%
Efficiency ratio, excluding goodwill impairment, restructuring charges and special items (non-GAAP) F/D 66% 69% 69%

Non-GAAP reconciliation table
$s in millions, except per share data
3Q13 4Q13 1Q14 2Q14 3Q14
Net interest income, excluding estimated Chicago Divestiture impact:
Net interest income (GAAP) $770 $779 $808 $833 $820
Less: estimated Chicago Divestiture Impact 13  13  13  13  —
Net interest income, excluding estimated Chicago Divestiture impact (non-GAAP) $757 $766 $795 $820 $820
Noninterest income, excluding special items:
Noninterest income (GAAP) A $383 $640 $341
Less: Special items - Chicago gain — 288  —
Noninterest income, excluding special items (non-GAAP) B $383 $352 $341
Service charges and fees, excluding estimated Chicago Divestiture fees:
Service charges and fees $163 $152 $139 $147 $144
Less: estimated Chicago Divestiture fees 6  6  6  6  —
Service charges and fees, excluding estimated Chicago Divestiture fees (non-GAAP) $157 $146 $133 $141 $144
Card fees, excluding estimated Chicago Divestiture fees:
Card fees $63 $58 $56 $61 $58
Less: estimated Chicago Divestiture fees 3  3  3  3  —
Card fees, excluding estimated Chicago Divestiture fees (non-GAAP) $60 $55 $53 $58 $58
Trust and investment services fees, excluding estimated Chicago Divestiture fees:
Trust and investment services fees $39 $40 $39 $42 $39
Less: estimated Chicago Divestiture fees 2  2  2  2  —
Trust and investment services fees, excluding estimated Chicago Divestiture fees (non-GAAP) $37 $38 $37 $40 $39
Other income, securities gains and estimated Chicago Divestiture fees:
Other income $37 $42 $39 $40 $29
Add: securities gains 25  25  25  — 2
Add: estimated Chicago Divestiture fees 11  11  11  11  —
Other income, securities gains and estimated Chicago Divestiture fees (non-GAAP) $73 $78 $75 $51 $31
Total revenue, excluding special items:
Total revenue (GAAP) C $1,153 $1,473 $1,161
Less: Special items - Chicago gain — 288  —
Total revenue, excluding special items (non-GAAP) D $1,153 $1,185 $1,161
Noninterest expense, excluding restructuring charges and special items:
Noninterest expense (GAAP) E $788 $818 $948 $810
Less: Restructuring charges and special expense items HH — 26  115  21
Noninterest expense, excluding restructuring charges and special items (non-GAAP) F $788 $792 $833 $789
Net income (loss), excluding restructuring charges and special items:
Net income (loss) (GAAP) G $144 $313 $189
Add: Restructuring charges and special items, net of income tax expense (benefit) — (108) 13
Net income (loss), excluding restructuring charges and special items (non-GAAP) H $144 $205 $202
Return on average tangible common equity and return on average tangible common equity, excluding restructuring charges and special items:
Average common equity (GAAP) I $19,627 $19,364 $19,370 $19,607 $19,411
Less: Average goodwill (GAAP) 6,876  6,876  6,876  6,876  6,876
Less: Average other intangibles (GAAP) 9  8  7  7  6
Add: Average deferred tax liabilities related to goodwill (GAAP) 325  342  351  369  384
Average tangible common equity (non-GAAP) J $13,067 $12,822 $12,838 $13,093 $12,913
Return on average tangible common equity, excluding restructuring charges and special items (non-GAAP) H/J 4.34% 5.24% 5.24% 6.28% 6.22%
Net interest income (GAAP) $770 $833 $820
Add: Noninterest income (GAAP) 383  640  341
Total revenue (GAAP) C $1,153 $1,473 $1,161
Efficiency ratio, excluding restructuring charges and special items (non-GAAP) F/D 68% 70% 68%
Total revenue, excluding restructuring charges and special items (non-GAAP) D $1,153 $1,185 $1,161
Less: Noninterest expense, excluding restructuring charges and special items (non-GAAP) F 788  833  789
Pre-provision profit, excluding restructuring charges and special items (non-GAAP) CC $365 $352 $372
Income before income tax expense (benefit), excluding restructuring charges and special items
Income before income tax expense (benefit) (GAAP) DD $220 $476 $274
Less: Income before income tax expense (benefit) related to restructuring charges and special items (GAAP) — 173  (21)
Income before income tax expense (benefit), excluding restructuring charges and special items (non-GAAP) EE $220 $303 $295
Income tax expense (benefit), excluding restructuring charges and special items:
Income tax expense (benefit) (GAAP) FF $76 $163 $85
Less: Income tax (benefit) related to restructuring charges and special items (GAAP) — 65  (8)
Income tax expense (benefit), excluding restructuring charges and special items (non-GAAP) GG $76 $98 $93
Earnings per shares - diluted, excluding restructuring charges and special items
Average common shares outstanding - diluted (GAAP) JJ   559,998,324   559,998,324 560,243,747
Earnings per shares - diluted, excluding restructuring charges and special items (non-GAAP) H/JJ $0.26 $0.37 $0.36
Return on average total tangible assets excluding restructuring charges and special items:
Average total assets (GAAP) KK $117,386 $127,148 $128,691

32